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EXHIBIT 10.7                                                      EXECUTION COPY

                         WAIVER AGREEMENT AND AMENDMENT
                          TO SWAP TRANSACTION DOCUMENTS

            THIS WAIVER AGREEMENT AND AMENDMENT TO SWAP TRANSACTION DOCUMENTS, dated as of August 9, 2004 (this "AGREEMENT"), is being entered into among the subsidiaries of Choice One Communications Inc., a Delaware corporation (the "COMPANY"), listed on the signature pages hereto, with each such subsidiary being a "COUNTERPARTY" and collectively the "COUNTERPARTIES"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association formerly known as First Union National Bank (the "BANK").

                             PRELIMINARY STATEMENTS

      1. The Counterparties and the Bank are parties to that certain ISDA Master Agreement dated as of August 24, 2000 (the "MASTER AGREEMENT"), as modified and supplemented by that certain Schedule thereto of even date therewith among such parties (the "SCHEDULE") and that certain Swap Transaction Confirmation dated September 1, 2000 among such parties (the "CONFIRMATION"), pursuant to which the Counterparties and the Bank entered into an interest rate swap transaction in the notional amount of $125,000,000 with respect to specified fixed and floating rate payments effective February 8, 2001 and terminating on February 8, 2006 (the Master Agreement, as modified and supplemented by the Schedule and Confirmation, being referred to, collectively, as the "SWAP AGREEMENT").

      2. Unless otherwise defined herein, terms defined in the Swap Agreement and used herein shall have the meanings given to them in the Swap Agreement as amended by this Agreement.

      3. Pursuant to the Swap Agreement, the Bank agreed to make certain floating rate payments to and for the benefit of the Counterparties and the Counterparties agreed to make certain fixed rate payments to and the for the benefit of the Bank.

      4. Pursuant to the Swap Agreement the Counterparties are obligated to pay to the Bank on August 9, 2004 a net amount approximately equal to $1,820,000, such amount to be exactly determined pursuant to the Swap Agreement on or prior to such due date (the "AUGUST SWAP PAYMENT").

      5. In order to permit the Counterparties and the Bank and certain other creditors of the Counterparties time to implement a possible restructuring of the indebtedness of the Counterparties, the Counterparties have requested that
(a) the Bank agree to amend the Swap Agreement to postpone the date on which the August Swap Payment is required to be made to September 30, 2004 and (b) the Bank waive until September 30, 2004 any Events of Default that have occurred and may occur solely under Section 5(a)(vi) of the Master Agreement and any

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rights and remedies that it may have under or in connection with the Swap
Agreement as a result of the occurrence of such Events of Default, and, the Bank has agreed to such amendments and to provide such waivers, in each case, subject to the terms and conditions set forth below.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to Swap Agreement. Upon and subject to the occurrence of the Effective Date (as defined below), the Swap Agreement is hereby amended to add the following proviso to the end of each of the references to "Payment Dates:" in the Confirmation under the headings "Fixed Amounts" and "Floating Amounts:"

      "; provided, however, that the Payment Date which would otherwise occur on August 9, 2004 pursuant to the foregoing provision shall instead occur on September 30, 2004 or, if earlier, on the date of the initial funding under any debtor-in-possession financing with respect to any Counterparty in any bankruptcy or insolvency proceeding."

            SECTION 2. Waivers with Respect to the Swap Agreement. Upon and subject to the occurrence of the Effective Date (as defined below) and subject to the other terms and conditions set forth below, and until September 30, 2004, the Bank hereby:

                  (a) waives the occurrence of any now existing Event of Default and any other Events of Default arising hereafter solely under
      Section 5(a)(vi) of the Master Agreement as modified and supplemented by the Schedule (any and all such now existing and hereafter arising Events of Default being referred to herein, collectively, as "SPECIFIED EVENTS OF DEFAULT"); and

                  (b) agrees that the Swap Agreement, and each provision thereof, shall be read and construed as if no Specified Event of Default shall have occurred; and

                  (c) waives all of its rights to exercise any remedies arising under the Swap Agreement as a result of any Specified Event of Default, including, without limitation, (i) any assertion of the failure of any condition under Section 2(a)(iii) of the Master Agreement, (ii) any right to charge the Default Rate with respect to the August Swap Payment or any other amount pursuant to Section 2(d) of the Master Agreement and
      (iii) any right to effect an Early Termination Date under Sections 6(a) or 6(c) of the Master Agreement.

Notwithstanding anything to the contrary contained in this Section 2, on September 30, 2004, (i) each of the waivers and agreements set forth in clauses
(a) through (c) of this Section 2 shall automatically terminate and be of no further force or effect, (ii) each Specified Event of Default that may have occurred and is then continuing is, without further action, reinstated and shall have the same force and effect as if the waivers and agreements set forth in clauses (a) through (c) of this Section 2 had not been provided by the Bank and
(iii) subject to the terms of the Swap Agreement and applicable law, the Bank may thereupon and thereafter exercise all of its rights

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and remedies with respect to any Specified Events of Default which may have occurred and are then continuing, including, without limitation, those described in clause (c) of this Section 2.

            SECTION 3. Conditions to Effectiveness. This Agreement shall be effective as of the date first above written when, and only when, the following condition precedent has been fulfilled in a manner satisfactory to the Bank (the "EFFECTIVE DATE"): the Bank and each Counterparty shall have executed and delivered this Agreement.

            SECTION 4. Representations and Warranties by Counterparties. To induce the Bank to enter into this Agreement, each of the Counterparties hereby represents and warrants to the Bank the following:

            (a) The execution, delivery and performance by such Counterparty of this Agreement and the Swap Agreement, as amended hereby, are within such entity's corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, and do not (i) contravene such entity's constituent documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such entity, or (iii) conflict with or result in the breach of, or constitute a default under, any contractual obligation. As of the Effective Date, except as previously disclosed to the Bank, no Counterparty is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a material adverse effect upon the financial condition of the Counterparties', taken as a whole.

            (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by any Counterparty in connection with the execution and delivery, or performance by any such entity of any of its obligations under, this Agreement or the Swap Agreement, as amended hereby.

            (c) This Agreement has been duly executed and delivered by each Counterparty, and is the legal, valid and binding obligation of such entity, enforceable against such entities in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

            (d) Such Counterparty has no knowledge of any Event of Default other than any Specified Event of Default.

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            SECTION 5. Representations and Warranties by the Bank. To induce the
Counterparties to enter into this Agreement, the Bank hereby represents and warrants to the Counterparties that the Bank has no knowledge of the existence of any Event of Default other than any Specified Event of Default.

            SECTION 6. Reference to and Effect on the Swap Agreement.

            (a) On and after the Effective Date, each reference in the Swap Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Swap Agreement or any portion thereof, shall mean and be a reference to the Swap Agreement, as amended or otherwise modified hereby.

            (b) The Swap Agreement, as specifically amended or otherwise modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Swap Agreement, nor constitute a waiver of any provision of any of the Swap Agreement.

            SECTION 7. Amendments. This Agreement may not be amended, supplemented or modified except in a writing executed and delivered by each of the parties hereto and General Electric Capital Corporation, as Administrative Agent (the "SENIOR AGENT") under that certain Third Amended and Restated Credit Agreement dated as of September 13, 2002, as amended (the "SENIOR CREDIT AGREEMENT"), among the Company, certain of its affiliates, such Administrative Agent and certain lenders (the "SENIOR LENDERS").

            SECTION 8. Third Party Beneficiaries. The Senior Agent and the Senior Lenders shall be third party beneficiaries of this Agreement, and the Senior Agent, on behalf of itself and the Senior Lenders, shall be entitled to enforce the provisions of this Agreement against any of the parties hereto as if the Senior Agent were a direct party hereto.

            SECTION 9. Costs and Expenses. The Counterparties agree to pay all reasonable costs and expenses of the Bank associated with the preparation, execution, delivery, administration, and enforcement of this Agreement, including, without limitation, the reasonable fees and expenses of legal counsel to the Bank with respect to this Agreement.

            SECTION 10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 11. Waiver of Jury Trial. Each of the COUNTERPARTIES and the BANK irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this

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Agreement or the actions of SUCH PARTIES hereto in the negotiation, administration, performance or enforcement thereof.

            SECTION 12. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                       ***

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                                               CHOICE ONE COMMUNICATIONS OF NEW
                                               YORK INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               CONNECTICUT INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               MAINE INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               MASSACHUSETTS INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

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                                               CHOICE ONE OF NEW HAMPSHIRE INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF OHIO
                                               INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               PENNSYLVANIA INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               RHODE ISLAND INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

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                                               CHOICE ONE COMMUNICATIONS OF
                                               VERMONT INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS
                                               INTERNATIONAL INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE ONLINE INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               CHOICE ONE COMMUNICATIONS OF
                                               VIRGINIA INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

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                                               CHOICE ONE COMMUNICATIONS
                                               SERVICES INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               US XCHANGE,  INC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               US XCHANGE OF INDIANA, L.L.C.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               US XCHANGE OF ILLINOIS, L.L.C.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               US XCHANGE OF MICHIGAN, L.L.C.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

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                                               US XCHANGE OF WISCONSIN, LLC.

                                               By: /s/ Ajay Sabherwal
                                                   -----------------------------
                                               Name:  Ajay Sabherwal
                                               Title:  CFO

                                               WACHOVIA BANK, NATIONAL
                                               ASSOCIATION

                                               By: /s/ Joel Thomas
                                                   -----------------------------
                                               Name:  Joel Thomas
                                               Title:  Director

Acknowledged and Accepted:

GENERAL ELECTRIC CAPITAL CORPORATION,
as the Senior Agent

By:     /s/ Christopher T. Nicholls
    -------------------------------------
Name:  Christopher T. Nicholls
Title:  Authorized Signatory

Acknowledged and Accepted:

CHOICE ONE COMMUNICATIONS INC.,
a Delaware corporation

By:     /s/ Ajay Sabherwal
    -------------------------------------
Name:  Ajay Sabherwal
Title: CFO

                         Waiver Agreement and Amendment